Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

           In connection with the Quarterly Report on Form 10-Q of Fortinet, Inc. for the quarterly period ended September 30, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Ken Xie, as Principal Executive Officer of Fortinet, Inc., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Fortinet, Inc.

Date:	October 30, 2012	By:	/s/ Ken Xie
Ken Xie
President, Chief Executive Officer and Director (Principal Executive Officer)

           In connection with the Quarterly Report on Form 10-Q of Fortinet, Inc. for the quarterly period ended September 30, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Nancy Bush, as Principal Financial Officer of Fortinet, Inc., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Fortinet, Inc.

Date:	October 30, 2012	By:	/s/ Nancy Bush
Nancy Bush
Vice President and Interim Chief Financial Officer (Principle Financial Officer)

This certification is being furnished pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. This certification will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.